PUTNAM HIGH YIELD TRUST

               Prospectus Supplement dated December 11, 1996
           to Class A, B and M Prospectus dated January 1, 1996
             and Class A Prospectus dated January 1, 1996, as
                         revised October 1, 1996

At a shareholder meeting to be held on February 6, 1997, shareholders of the fund will be asked to approve a number of changes to the fund's fundamental investment restrictions including the elimination of certain restrictions. If the proposed changes are approved, the fund will be able to:

     -- acquire more than 10% of the outstanding voting securities of any issuer with respect to 25% of its total assets; and

     -- invest more than 5% of its total assets in securities of any issuer with respect to 25% of its total assets. (Investments in obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities are not subject to any limitation.)

In addition, the fund will no longer be prohibited from acquiring more than 10% of any one class of securities of any one issuer, and will no longer be limited in its investments in companies that have been in operation for less than three years. Also, the fund would no longer have a fundamental restriction with respect to investments in restricted securities.

See the statement of additional information of the fund for the full text of these policies as well as the fund's other fundamental policies, some of which are also proposed to be amended at the upcoming meeting.

To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, the fund will be subject to an increased risk of loss if the market value of such issuer's securities declines.

If shareholders do not approve some or all of the proposed changes, the prospectus will be revised accordingly.


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